UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2013

EMULEX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31353	51-0300558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Susan Street

Costa Mesa, California 92626

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 662-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 8, 2013 Emulex Corporation issued a letter in response to the May 7, 2013 letter from Altai Capital (filed as Exhibit C to Amendment No. 2 to Form 13D filed by Altai Capital on May 7, 2013). A copy of Emulex’s letter is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Letter, dated May 8, 2013, from Emulex Corporation to Altai Capital

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2013

EMULEX CORPORATION

By:	/s/ MICHAEL J. ROCKENBACH
Michael J. Rockenbach Executive Vice President and Chief Financial Officer